                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Carmike Cinemas, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             CARMIKE CINEMAS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1998

         The Annual Meeting of Shareholders of Carmike Cinemas, Inc. will be held at the offices of Troutman Sanders LLP, NationsBank Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia on Monday, May 11, 1998, commencing at 11:00 a.m., E.D.T.

         At the meeting the shareholders will be asked to:

         1. Elect six (6) directors to serve for the ensuing year or until their successors are duly elected and have qualified;

         2.      Approve the Carmike Cinemas, Inc. 1998 Class A Stock Option
                 Plan; and

         3. Transact any other business which may properly be brought before the meeting.

         The Board of Directors has fixed the close of business on March 19, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.


                                            By Order of the Board of Directors,


                                            FORREST LEE CHAMPION, III
                                            Secretary

Columbus, Georgia
March 31, 1998


                                   IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                             CARMIKE CINEMAS, INC.

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1998


         This proxy statement and the accompanying proxy card are furnished to the shareholders of Carmike Cinemas, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on May 11, 1998, at the offices of Troutman Sanders LLP, NationsBank Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia at 11:00 a.m., E.D.T and any adjournments thereof. All shareholders are encouraged to attend the meeting. Your proxy is requested, however, whether or not you attend in order to assure maximum participation.

         At the Annual Meeting, shareholders will be requested to act upon the matters set forth in this proxy statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. You may cancel your proxy before balloting begins by notifying the Secretary of the Company in writing at the Company's principal executive offices. In addition, any proxy signed and returned by you may be revoked at any time before it is voted by delivering a new duly executed proxy card bearing a later date or by appearing and voting in person at the meeting. It is anticipated that this proxy statement and accompanying proxy card will first be mailed to the Company's shareholders on or about March 31, 1998. The Company's 1997 Annual Report to Shareholders, which should be read in conjunction with the matters discussed in this proxy statement, is also enclosed. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to shareholders.

         The principal executive offices of the Company are located at 1301 First Avenue, Columbus, Georgia 31901-2109. The telephone number is (706) 576-3400.

         The close of business on March 19, 1998 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting. On that date the Company had outstanding 9,926,087 shares of its Class A Common Stock, $.03 par value (the "Class A Common Stock"), and 1,420,700 shares of its Class B Common Stock, $.03 par value (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"). Each share of Class A Common Stock entitles the holder thereof to one vote per share on all matters properly coming before the meeting. Each share of Class B Common Stock entitles the holder thereof to ten votes per share on all matters properly coming before the meeting.

         Directors are elected by a plurality of the votes cast by the holders of the Company's Class A Common Stock and Class B Common Stock voting together as a single class at a meeting at which a quorum is present. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

         Approval of the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan requires the affirmative vote of a majority of the votes of Class A Common Stock and Class B Common Stock represented at the meeting and entitled to vote thereon, voting together as a single class. Abstentions will be included in the number of votes present and entitled to vote and accordingly will be treated as "no" votes. Broker non-votes, however, will be excluded from the number of votes present and entitled to vote and will have no effect on the outcome of the vote on this proposal.


                            I. ELECTION OF DIRECTORS

         The Board of Directors has nominated the six individuals named below for election as directors of the Company, each to serve until the next annual meeting of shareholders and until his respective successor shall be duly elected and shall qualify. All of the individuals nominated by the Board of Directors for election are presently directors of the Company. It is the present intention of the persons named in the accompanying form of proxy to vote such proxy (unless authority to so vote is withheld) for the election of the six nominees named below as directors of the Company.

         The Board of Directors expects that each of the nominees will be available to stand for election and to serve as director. However, in the event a vacancy among the original nominees occurs prior to the meeting, the proxies will be voted for a substitute nominee or nominees named by the Board and for the remaining nominees.

         The following is a brief description of the business experience of each nominee for at least the past five years. For purposes of this description, references to the Company include the Company's predecessor, Martin Theatres, Inc.

         C.L. PATRICK, age 79, who has served as Chairman of the Board of Directors of the Company since April 1982, joined the Company in 1945, became its General Manager in 1948 and served as President of the Company from 1969 to 1970. He served as President of Fuqua Industries, Inc. from 1970 to 1978 and as Vice Chairman of the Board of Directors of Fuqua Industries, Inc. from 1978 to 1982. Mr. Patrick is a director emeritus of Columbus Bank & Trust Company.

         MICHAEL W. PATRICK, age 47, has served as President of the Company since October 1981, as a director of the Company since April 1982 and as Chief Executive Officer since March 29, 1989. He joined the Company in 1970 and served in a number of operational and film booking and buying capacities prior to becoming President. Mr. Patrick serves as a director of Columbus Bank & Trust Company and the Will Rogers Institute, and he is a member of the Board of Trustees of Columbus State University Foundation, Inc.

         CARL L. PATRICK, JR., age 51, has served as a director of the Company since April 1982. He was the Director of Taxes for the Atlanta, Georgia office of Arthur Young & Co. from October 1984 to September 1986, and is currently self-employed. Previously, he was a certified public accountant with Arthur Andersen & Co. from 1976 to October 1984. Mr. Patrick served two terms as Chairman of the Board of Summit Bank Corporation and currently serves as a director of that company. Mr. Patrick is Co-Chairman of PGL Entertainment Corp.

         JOHN W. JORDAN, II, age 49, has been a director of the Company since April 1982. He is a co-founder and managing partner of The Jordan Company, which was founded in 1982. Mr. Jordan is a managing partner of Jordan/Zalaznick Capital Company and Chairman of the Board and Chief Executive Officer of Jordan Industries, Inc. From 1973 until 1982, he was a Vice President of Carl Marks & Company, a New York investment banking company. Mr. Jordan is a director of American Safety Razor Company, Apparel Ventures, Inc., Ameriking, Inc., Jordan Telecommunication Products, Inc., Motors & Gears Holdings, Inc., Fannie May Holdings, Inc., GEAR For Sports, Inc. and Rockshox, Inc., as well as most of the companies in which The Jordan Company holds investments.

         CARL E. SANDERS, age 72, has been a director of the Company since April 1982. He is engaged in the private practice of law as Chairman of Troutman Sanders LLP, an Atlanta, Georgia law firm. Mr. Sanders is a director of Matria Healthcare, Inc., Healthdyne Information Enterprises, Inc., Metromedia International Group, Inc. and Norrell Corporation.

         DAVID W. ZALAZNICK, age 43, has served as a director of the Company since April 1982. He is a co-founder and general partner of The Jordan Company, a managing partner of Jordan/Zalaznick Capital Company and a director of Jordan Industries, Inc. From 1978 to 1980, he worked as an investment banker with Merrill Lynch White Weld Capital Markets Group and, from 1980 until the formation of The Jordan Company in 1982, Mr. Zalaznick was a Vice President of Carl Marks & Company. Mr. Zalaznick is a director of American Safety Razor Company, Apparel Ventures, Inc., Marisa Christina, Inc., Cookies USA, Inc., Ameriking, Inc., Jordan Telecommunication Products, Inc., Motors & Gears Holdings, Inc. and GEAR For Sports, Inc., as well as most of the companies in which The Jordan Company holds investments.

         Messrs. Michael W. Patrick and Carl L. Patrick, Jr. are the sons of Mr. C.L. Patrick.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.


                             ADDITIONAL INFORMATION

BOARD MEETINGS

         The business of the Company is managed by or under the direction of the Board of Directors. The Board of Directors met once during the year ended December 31, 1997, and took action by unanimous written consent in lieu of a meeting on eleven occasions. Each of the directors attended all of the aggregate of (1) the total meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served, during the periods that he served. Each non-salaried director of the Company receives a $6,000 fee per annum for his services as a director plus $500 for each meeting of the Board at which he participates in person.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Stock Option Committee, which consists of Messrs. John W. Jordan, II and David W. Zalaznick, has the authority to determine to whom options are to be granted under the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan (the "Stock Option Plan") as well as the type of option and the number of shares subject thereto. The Stock Option Committee did not meet during the year ended December 31, 1997. The Audit Committee, which consists of Messrs. John W. Jordan, II and David W. Zalaznick, recommends the engagement of independent auditors of the Company and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee met once during the year ended December 31, 1997. The Real Estate Committee, which consists of Mr. Michael W. Patrick, has the authority to determine and designate those real properties owned or leased by the Company which are no longer necessary for the conduct of its business and operations and arrange for their disposition.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

         The following table sets forth certain information as to the Class A Common Stock and the Class B Common Stock of the Company beneficially owned as of January 31, 1998 by each person, other than persons whose ownership is reflected under the caption "Security Ownership of Management," who is known to the Company to own, directly or indirectly, more than 5% of the outstanding shares of either class of the Company's Common Stock, and reflects information presented in each such person's Schedule 13D or Schedule 13G (and amendments, if any, thereto) as filed with the Securities and Exchange Commission and provided to the Company.


                                                                 AMOUNT AND NATURE
                                                      TITLE OF     OF BENEFICIAL      PERCENT OF   TOTAL VOTING
  NAME AND ADDRESS OF BENEFICIAL OWNER                 CLASS         OWNERSHIP         CLASS(1)    INTEREST(2)
  ------------------------------------                -------        ---------        ----------   ------------
 Robert M. Raiff (3) . . . . . . . . . . . . . .      Class A         681,900           6.9%         2.8%
     152 West 57th Street
     New York, New York 10019

 T. Rowe Price Associates, Inc. (4)  . . . . . .      Class A         670,700           6.8%         2.8%
     100 East Pratt Street
     Baltimore, Maryland 21202

 Leucadia Investors, Inc. (5)(6)   . . . . . . .      Class A         589,475           5.9%         2.4%
     315 Park Avenue South
     New York, New York 10010

 Luther King Capital Management Corporation (7).      Class A         570,200           5.7%         2.4%
     301 Commerce, Suite 1600
     Fort Worth, Texas 76102

--------------------------

(1) Percent of Class is with respect to outstanding shares of Class A Common Stock as of January 31, 1998 (9,918,587 shares outstanding on that date).

(2) Total Voting Interest reflects ten votes afforded each share of outstanding Class B Common Stock (14,207,000 votes) and one vote afforded each share of outstanding Class A Common Stock (9,918,587 votes) for a total of 24,125,587 votes.

(3) Based on information provided to the Company by Centurion Investment Group, L.P. ("Centurion"). Mr. Raiff is President and Chief Executive Officer of Centurion, which is the sole general partner of various investment partnerships. Mr. Raiff is also the President of the sole general partner of Centurion Advisors, L.P., which manages advisory accounts on a discretionary basis, and serves as Investment Manager of Centurion Overseas Fund, Ltd.

(4) These securities are owned by various individual and institutional investors, including T. Rowe Price New Horizons Fund, Inc. (which owns 500,000 shares, representing approximately 5% of the shares outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) Leucadia Investors, Inc. is an indirect wholly-owned subsidiary of Leucadia National Corporation; both entities are New York corporations. While Leucadia Investors, Inc. is the record owner of Class A Common Stock, Leucadia National Corporation may be deemed to be beneficial owner of such shares by virtue of its shared powers to direct the voting and disposition by Leucadia Investors, Inc. of such shares.

(6) John W. Jordan, II, David W. Zalaznick and Leucadia Investors, Inc. are each a general partner in The Jordan Company, a New York general partnership organized in 1982, which was one of the three original investors in the leveraged buyout of the Company in April 1982.

(7) Based on Amendment No. 1 dated February 11, 1998 to the Schedule 13G filed by Luther King Capital Management Corporation, an investment advisor, and other information furnished to the Company by Luther King Capital Management Corporation.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as to the Class A Common Stock and the Class B Common Stock beneficially owned as of January 31, 1998 by each of the Company's directors, nominees for director, each executive officer named in the Summary Compensation Table set forth under the caption "Executive Compensation and Other Information" and all directors and executive officers as a group.


                                                                AMOUNT AND NATURE                     TOTAL
                                                    TITLE OF      OF BENEFICIAL       PERCENT OF     VOTING
 NAME OF BENEFICIAL OWNER                            CLASS          OWNERSHIP         CLASS (1)    INTEREST (2)
 ------------------------                           -------         ---------         ---------    -----------
 C.L. Patrick (3)  . . . . . . . . . . . . . . .    Class B          290,251            20.4%          12.0%
 Michael W. Patrick (4)  . . . . . . . . . . . .    Class B          620,849            43.7%          25.7%

                                                    Class A          115,000              *              *
 Carl L. Patrick, Jr. (5)  . . . . . . . . . . .    Class B          509,600            35.9%          21.1%

                                                    Class A           39,791              *              *
 Carl E. Sanders (6) . . . . . . . . . . . . . .    Class A           52,228              *              *
 John W. Jordan, II (7)(8) . . . . . . . . . . .    Class A          298,205             3.0%           1.2%
 David W. Zalaznick (8)(9) . . . . . . . . . . .    Class A          238,840             2.4%           1.0%
 John O. Barwick, III (10) . . . . . . . . . . .    Class A           22,020              *              *
 Larry M. Adams (11) . . . . . . . . . . . . . .    Class A           15,300              *              *
 Anthony J. Rhead (12) . . . . . . . . . . . . .    Class A            7,500              *              *
 All Directors and Executive Officers  . . . . .    Class B        1,420,700             100%          58.9%
   as a Group (14 persons) (13)
                                                    Class A          837,884             8.4%           3.5%

--------------------------

* Indicates less than 1%.

(1) Percent of Class is with respect to outstanding shares of each class of Common Stock as of January 31, 1998 (1,420,700 outstanding shares of Class B Common Stock and 9,918,587 outstanding shares of Class A Common Stock), plus such additional shares as are subject to purchase upon exercise of vested options held by the particular person or group of persons.

(2) Total Voting Interest reflects ten votes afforded each share of outstanding Class B Common Stock (14,207,000 votes) and one vote afforded each share of outstanding Class A Common Stock (9,918,587 votes) for a total of 24,125,587 votes, plus one vote per share for such additional shares of the Class A Common Stock as are subject to purchase upon exercise of vested options held by the particular person or group of persons.

(3) C.L. Patrick and Frances E. Patrick are husband and wife. Includes 45,963 shares of Class B Common Stock owned by Frances E. Patrick as to which shares C.L. Patrick disclaims beneficial ownership. Includes 34,044 shares and 11,064 shares of Class B Common Stock held in trusts for Carl L. Patrick, Jr. and Michael W. Patrick's minor son, respectively, by C.L. Patrick or Frances E. Patrick, as trustees, which trusts are scheduled to terminate between 1998 and 1999 and as to which shares C.L. Patrick and Frances E. Patrick each disclaim beneficial ownership. Includes 59,576 shares of Class B Common Stock held in trust for Michael W. Patrick by C.L. Patrick, as trustee, and 59,576 shares held in trust for Carl L. Patrick, Jr. by Frances E. Patrick, as trustee; pursuant to these trusts, C.L. Patrick and Frances E. Patrick each sold the remainder interest in the shares held by these trusts in return for an annuity based on their joint lives.

(4) Includes 28,414 shares of Class B Common Stock held by Michael W. Patrick as custodian for his minor son; Michael W. Patrick has voting and investment power with respect to such shares but disclaims beneficial ownership thereof. Excludes 11,064 shares of Class B Common Stock held in trust for Michael W. Patrick's minor son by Frances E. Patrick, as trustee, which trust is scheduled to terminate in October 1999. Excludes 59,576 shares of Class B Common Stock held in trust for Michael W. Patrick by C.L. Patrick, as trustee, the remainder interest of which Michael W. Patrick has purchased.
         Includes 110,000 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by Michael W. Patrick. The combined voting power represented by the shares of Class A Common Stock and Class B Common Stock beneficially owned by Michael W. Patrick is 26.1% of the total combined voting power represented by the outstanding shares of these two classes.

(5) Includes 200 shares of Class A Common Stock owned by Carl Patrick's wife, as to which shares Mr. Patrick disclaims beneficial ownership. Excludes 34,044 shares of Class B Common Stock held in trust for Carl
         L. Patrick, Jr. by Frances E. Patrick, as trustee, which trust is scheduled to terminate in 1999. Excludes 59,576 shares of Class B Common Stock held in trust for Carl L. Patrick, Jr. by Frances E. Patrick, as trustee, the remainder interest of which Carl L. Patrick, Jr. has purchased. The combined voting power represented by the shares of Class A Common Stock and Class B Common Stock beneficially owned by Carl L. Patrick, Jr. is 21.3% of the total combined voting power represented by the outstanding shares of these two classes.

(6) Includes 14,000 shares of Class A Common Stock owned by Carl E. Sanders' wife, as to which shares Mr. Sanders disclaims beneficial ownership.

(7)      Consists of 298,205 shares of Class A Common Stock owned by the John
         W. Jordan, II Revocable Trust, of which John W. Jordan, II is the sole trustee and sole beneficiary. Until May 26, 1995, Mr. Jordan was a director of Leucadia National Corporation.

(8) Does not include 589,475 shares of Class A Common Stock owned by Leucadia Investors, Inc. John W. Jordan, II, David W. Zalaznick and Leucadia Investors, Inc. are each a general partner in The Jordan Company, a New York general partnership organized in 1982, which was one of the three original investors in the leveraged buyout of the Company in 1982.

(9) Includes an aggregate of 12,000 shares held by three irrevocable trusts for the benefit of Mr. Zalaznick's minor children (Mr. Zalaznick's wife is the trustee of these trusts), and 50 shares held by Mr. Zalaznick as custodian for his minor son. Mr. Zalaznick disclaims beneficial ownership of such 12,050 shares.

(10) Includes 20 shares of Class A Common Stock held by John O. Barwick, III on behalf of his children, as to which shares he disclaims beneficial ownership, and 20,000 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by Mr. Barwick.

(11) Includes 15,000 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by Mr. Adams.

(12) Represents 7,500 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by Anthony J. Rhead.

(13) Includes 500 shares of Class A Common Stock held by the unnamed executive officers of the Company, and also includes an aggregate of 48,500 shares of Class A Common Stock which are subject to purchase upon exercise of vested options held by such unnamed executive officers.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee. The following officers and employees of the Company participated in deliberations of the Board of Directors concerning executive officer compensation: C.L. Patrick and Michael
W. Patrick.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company serving as of December 31, 1997 (these five individuals, collectively, the "named executive officers") for the fiscal years ended December 31, 1997, 1996 and 1995.


                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION
                                                          -------------------------
NAME AND                                                    SALARY         BONUS             ALL OTHER
PRINCIPAL POSITION                              YEAR          ($)           ($)         COMPENSATION ($)(1)
------------------                              ----      ----------    -----------     -------------------
Michael W. Patrick  . . . . . . . . . . .       1997       $566,058       $64,800             $63,018
     President, Chief Executive Officer         1996        542,202        46,400              56,864
     and Director                               1995        527,138        80,000              61,188

C.L. Patrick  . . . . . . . . . . . . . .       1997        307,687             0               5,866
     Chairman of the Board of Directors         1996        269,000             0               5,866
                                                1995        269,000             0               5,866

John O. Barwick, III  . . . . . . . . . .       1997        102,500        81,000              19,568
     Vice President-Finance,                    1996        102,500        58,000              17,268
     Treasurer and Chief Financial Officer      1995        102,500       100,000              21,468


Anthony J. Rhead  . . . . . . . . . . . .       1997         75,000        81,000              18,750
     Vice President-Film                        1996         75,000        58,000              16,450
                                                1995         75,000       100,000              19,516

Larry M. Adams  . . . . . . . . . . . . .       1997         75,000        64,800              15,996
     Vice President-Informational Systems       1996         75,000        46,400              14,156
                                                1995         75,000        80,000              17,516

--------------------------

(1) The amounts shown in this column for 1997 represent amounts paid by the Company under a deferred compensation plan and the incremental cost of life insurance premiums for death benefits in excess of $50,000, respectively, as follows: Michael W. Patrick - $61,800 and $1,218; C. L. Patrick - $-0- and $5,866; John O. Barwick, III - $18,350 and $1,218; Anthony J. Rhead - $15,600
and $3,150; and Larry M. Adams - $13,980 and $2,016.

EMPLOYMENT CONTRACTS

         In April 1982, C.L. Patrick entered into an employment agreement with the Company with respect to his services as Chairman of the Board. This agreement, as restated and amended on January 1, 1990, provides a base annual salary of $200,000 for C.L. Patrick with annual cost of living adjustments. Such cost of living adjustments have resulted in a base annual salary effective as of August 1, 1997 of $290,492 for C.L. Patrick. Effective as of January 1, 1993, Michael W. Patrick entered into an employment agreement with the Company with respect to his services as Chief Executive Officer. This agreement provides a base annual salary of $500,000, with annual cost of living adjustments. Such cost of living adjustments have resulted in a base annual salary effective as of January 1, 1998 of $557,651 for Michael W. Patrick.
Each agreement provides for a three-year term which is automatically extended each year after the first year for an additional year unless either party gives written notice of termination within 30 days prior to the anniversary date of such agreement. These agreements also provide during their terms for a death benefit equal to one year's salary, as well as for reimbursement of business-related expenses.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No options were granted to the named executive officers during 1997.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES UNDERLYING          IN-THE-MONEY
                                                              UNEXERCISED OPTIONS AT                 OPTIONS
                                                                    FY-END (#)                   AT FY-END ($)(2)
                                                          ------------------------------   ----------------------------
                    SHARES ACQUIRED           VALUE
        NAME        ON EXERCISE(#)       REALIZED ($)(1)    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
        ----        --------------       ---------------    -----------    -------------   -----------    -------------
Michael W. Patrick            -0-        $      -0-           110,000          -0-         $2,138,750         -0-

C. L. Patrick                 -0-               -0-               -0-          -0-                -0-         -0-

John O. Barwick, III        5,000           118,345            20,000          -0-            300,000         -0-

Anthony J. Rhead            7,500           120,066             7,500          -0-             94,688         -0-

Larry M. Adams                -0-               -0-            15,000          -0-            189,375         -0-

---------------------------

(1) These amounts represent the excess of the fair market value of the Class A Common Stock at the time of exercise above the exercise price of the options.

(2) These amounts represent the excess of the fair market value of the Class A Common Stock of $30.625 per share as of December 31, 1997 above the exercise price of the options.

REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors does not have a Compensation Committee. The full Board of Directors oversees and reviews the administration of the Company's employee benefit plans and compensation of employees, except for decisions about awards under the Company's stock option plan, which must be made solely by the Stock Option Committee in order for the grants or awards under such plan to satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         The following is a report submitted by the Board of Directors addressing the Company's compensation policy as it related to the Chief Executive Officer and the other named executive officers for fiscal year 1997.

Base Salary and Bonuses

         The Company does not have a formalized program regarding compensation of executive officers. The base salaries for the Chairman of the Board and the Chief Executive Officer are set in accordance with their employment contracts.
See  "Employment Contracts."   The terms of these contracts were proposed by
the Chairman of the Board and the Company's Chief Executive Officer. Factors considered by the Chairman of the Board and Chief Executive Officer are subjective and could include their perceptions of the individual's performance, needs and potential and the Columbus, Georgia economy. The Chairman of the Board and the Chief Executive Officer inform the Board of Directors as to the proposed remuneration of the other named executive officers. Again, the factors considered are usually subjective and could include their perceptions of each individual's performance, needs and potential and the Columbus, Georgia economy.

         An individual's bonus is based on earnings per share for the Company's Class A Common Stock. For each $1.00 in earnings per share (as defined), an individual receives a bonus of $5,000 multiplied by the number of bonus points awarded to such individual. The Chairman of the Board informs the Board of Directors of the proposed number of "bonus points" to be awarded to the Chief Executive Officer. Factors considered by the Chairman of the Board are subjective and could include his perception of the individual's contribution to the Company's performance. The Chairman of the Board and the Chief Executive Officer decide the number of "bonus points" to be awarded to the other named executive officers. Factors considered by the Chairman of the Board and the Chief Executive Officer are subjective and could include their perceptions of an individual's contributions to the Company's performance. The Chairman of the Board does not participate in the bonus program.

Deferred Compensation Plan

         The Company maintains a Deferred Compensation Plan for certain executive officers, including the named executive officers, pursuant to which the Company pays additional compensation on a pre-tax basis equal to 10% of an employee's taxable compensation. Distributions from the plan are made upon or shortly after normal retirement, disability, death or termination of employment of a participant.

Stock Option Plan

         The Stock Option Plan is the Company's long-term incentive plan for executive officers and key employees. The objective of the Stock Option Plan is to align executive pay with shareholder long-term interest by creating a direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant long-term ownership position in the Company's Class A Common Stock.

         The Stock Option Plan authorizes the Stock Option Committee to award stock options to key employees of the Company. The Stock Option Committee has the power to determine the individuals to whom stock options are awarded, the terms at which option grants shall be made and the terms of the options and the number of shares subject to each option. The size of option grants may be based, in part, upon position level.

Chief Executive Officer Pay

         Amounts earned during 1997 by the Chief Executive Officer, Michael W. Patrick, are shown in the Summary Compensation Table. His base salary was set pursuant to the terms of his employment agreement with the Company. That agreement provides for a base annual salary of $500,000, with annual cost of living adjustments. See "Employment Contracts." Michael W. Patrick received a bonus of $64,800 in 1997. The amount of his bonus was based on earnings per share as described above.

         The Board believes that the current subjective process has been effective in rewarding executives appropriately, and in attracting and retaining good performers. While the Board is pleased with the current compensation system, it reserves the right to make such changes to the program as it deems desirable or necessary in future years.


                       MEMBERS OF THE BOARD OF DIRECTORS

                                        C.L. Patrick
                                        Michael W. Patrick
                                        Carl L. Patrick, Jr.
                                        John W. Jordan, II
                                        Carl E. Sanders
                                        David W. Zalaznick

PERFORMANCE GRAPH

         The following graph compares the five-year cumulative total shareholder return on the Company's Class A Common Stock with the comparable cumulative total returns of the New York Stock Exchange Market Index and a peer group index comprised of the companies listed below. The graph assumes that the value of the investment in the Class A Common Stock and each index was $100 on December 31, 1993, and that all dividends were reinvested.


                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                         AMOUNT CARMIKE CINEMAS, INC.
                    NYSE MARKET INDEX AND PEER GROUP INDEX

COMPANY           1992      1993      1994      1995      1996      1997
-------           ----      ----      ----      ----      ----      ----
Carmike C/A        100     126.32    161.40    157.89    178.07    201.32

Peer Group         100     149.58    157.23    141.70    130.45    136.15

Broad              100     113.54    111.33    144.36    173.90    228.78

Companies in the peer group are as follows: AMC Entertainment, Inc., Carmike Cinemas, Inc., Cineplex Odeon Corporation and Showscan Entertainment Inc.
These companies were chosen on the basis of being publicly held companies which are primarily in the movie exhibition business (non drive-in).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company leases equipment for six of its theatres pursuant to five equipment lease agreements with Michael W. Patrick and one such agreement with C.L. Patrick. During the year ended December 31, 1997, the Company paid $95,270 to Michael W. Patrick and $102,821 to C.L. Patrick under these equipment leases. The Company also has an aircraft lease agreement dated July 1, 1983, with C.L.P. Equipment, a sole proprietorship of which C.L. Patrick is the owner, pursuant to which the Company paid $194,080 in the year ended December 31, 1997. The Company believes that these transactions are on terms no less favorable to the Company than terms available from unaffiliated parties in arm's-length transactions. Any future transactions between the Company and any officer, director, 5% shareholder or any affiliate thereof will be on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

         The law firm of Troutman Sanders LLP, Atlanta, Georgia, of which Carl
E. Sanders is the Chairman, provides legal services to the Company.




                II. PROPOSAL TO APPROVE THE CARMIKE CINEMAS, INC.
                          1998 CLASS A STOCK OPTION PLAN

         On January 23, 1998, the Board of Directors of the Company approved the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan (the "Plan"), and directed that the Plan be submitted to the Company's shareholders for approval at the 1998 Annual Meeting.

         The purposes of the Plan are to maximize the long-term success of the Company, to ensure a balanced emphasis on both current and long-term performance, to enhance participants' identification with stockholder interests and to facilitate the attraction and retention of key individuals with outstanding ability. The following is a summary of the material features of the Plan.

PRINCIPAL FEATURES OF THE PLAN

         The Plan provides for the grant of options to purchase up to an aggregate of 750,000 shares of the Company's Class A Common Stock. The Plan is administered by the Board of Directors of the Company (the "Board"), which has authority to delegate to a committee of its members or to any officer any of the Board's authority under the Plan.

         The Board may grant Incentive Stock Options and Nonqualified Stock Options under the Plan. Incentive Stock Options are intended to be treated as such within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified Stock Options are, in general, options which do not have the special income tax advantages associated with Incentive Stock Options. See "Federal Income Tax Consequences" below.

         Under the Plan, directors, officers and key employees of the Company and its subsidiaries, as well as consultants or other advisors to the Company or its subsidiaries, are eligible for selection to participate in the Plan. As of January 15, 1998, approximately 15 persons would be eligible to participate in the Plan. The Board has the authority to determine which persons will be granted options, the number of shares of Class A Common Stock subject to an option, whether the option is an Incentive Stock Option or Nonqualified Stock Option, the price of the option and the other terms and conditions governing the option.

         Options granted under the Plan are not transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. An optionee may designate a beneficiary to receive his option in the event of the optionee's death prior to exercise of the option.

         Upon the death of an optionee, all unexercised options held by the optionee will become immediately exercisable for a period of one year from the date of death or upon the expiration of the option, if earlier. Upon an optionee's termination of employment or other engagement due to disability, all unexercised options became immediately exercisable for a period of one year after the termination date or upon the expiration of the option, if earlier.
In the event of an optionee's termination of employment or engagement for any reason other than death or disability, the option, to the extent then exercisable, may be exercised within three months after such termination or upon the expiration of the option, if earlier. The Board, at its discretion and to the extent permitted by applicable federal and state law, may establish different terms and conditions pertaining to the effect on an option of the death, disability or other termination of employment of an optionee.

         The exercise price of all Incentive Stock Options granted under the Plan must be at least equal to the greater of the fair market value of the Class A Common Stock subject to the option on the date of grant and the par value per share of the Class A Common Stock. With respect to any Incentive Stock Option granted to an optionee who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the option exercise price of an Incentive Stock Option must be at least equal to the greater of 110% of the fair market value of the Class A Common Stock subject to the option on the date of grant or the par value of the Class A Common Stock, and the option may not be exercisable more than five years after the date of grant. The exercise price of all Nonqualified Stock Options shall be determined by the Board at the time of grant but shall not be less than the aggregate par value of the shares of Class A Common Stock subject to the option. The term of each option will be as determined by the Board but, with respect to an Incentive Stock Option, will in no event be greater than ten years from the date of grant.

         The Plan permits the exercise of options either by a cash payment, by the surrender of shares of Class A Common Stock already owned by the optionee, through a "cashless exercise" procedure involving a broker or, in the Board's discretion, any other method approved by the Board and set forth in a particular stock option agreement.

         In the event of a Change in Control (as defined in the Plan) of the Company, all outstanding options granted under the Plan will become fully exercisable and remain exercisable for their remaining terms.

FEDERAL INCOME TAX CONSEQUENCES

         Options granted under the Plan may be either Incentive Stock Options which satisfy the requirements of Section 422 of the Code or Nonqualified Stock Options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

         Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such Incentive Stock Option. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying dispositions and disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. Upon a qualifying disposition, the optionee will normally recognize a long-term capital gain or loss equal to the difference between the sale price and the exercise price of the shares. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. If the optionee makes a disqualifying disposition of the purchased shares, the optionee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and the regulations thereunder, and the Company will be entitled to an income tax deduction in the amount of such ordinary compensation income, for the taxable year in which such disposition occurs. In no other instances will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a Nonqualified Stock Option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised Nonqualified Stock Option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

NEW PLAN BENEFITS

         Set forth below are the number of options granted under the Plan as of January 15, 1998, to certain specified groups of individuals:

     Named executive officers:
              Michael W. Patrick . . . . . . . . . . . . . . . . . . . . . . . . . . . .         75,000
              C.L. Patrick . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            -0-
              John O. Barwick, III . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000
              Anthony J. Rhead . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000
              Larry M. Adams . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000

     All current executive officers as a group:  . . . . . . . . . . . . . . . . . . . .        335,000

     All current directors who are not executive officers as a group:  . . . . . . . . .           -0-

     Each nominee for election as a director:

              Michael W. Patrick . . . . . . . . . . . . . . . . . . . . . . . . . . . .         75,000

                  (No other nominees for director have been granted options under the Plan)

     Each associate of any of such directors, executive officers or nominee: . . . . . .           -0-

     Each other person who received 5% of such options:  . . . . . . . . . . . . . . . .           -0-

     All employees, including all current officers who are not executive . . . . . . . .        335,000
              officers, as a group:

         Future option grants under the Plan are not determinable at this time.

         The closing price of the Class A Common Stock on the New York Stock Exchange on March 16, 1998 was $30.5625.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of a majority of the votes of the shares of Class A Common Stock and Class B Common Stock represented at the Annual Meeting, voting together as a single class, is required for approval of the Plan.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE CARMIKE CINEMAS, INC. 1998 CLASS A STOCK OPTION PLAN.

                                 OTHER MATTERS

         The Board of Directors does not know of any other matters to be presented for action at the meeting. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports with the Securities and Exchange Commission regarding beneficial ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all officers, directors and greater than ten percent beneficial owners complied with the Section 16(a) filing requirements of the Act.

INDEPENDENT AUDITORS

         Management has selected Ernst & Young LLP as its independent auditors for the current year. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS

         Any shareholder of the Company who wishes to present a proposal at the 1999 Annual Meeting of Shareholders of the Company and who wishes to have such proposal included in the Company's proxy statement for that meeting must deliver a copy of such proposal to the Company at 1301 First Avenue, Columbus, Georgia 31901-2109, Attention: Corporate Secretary, for receipt not later than November 26, 1998. The Company reserves the right to decline to include in the Company's proxy statement any shareholder's proposal which does not comply with the rules of the Securities and Exchange Commission for inclusion therein.

FORM 10-K

         The Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1997 (including the consolidated financial statements and schedules thereto but excluding exhibits) will be provided without charge to each shareholder so requesting in writing. Each request must set forth a good faith representation that, as of March 19, 1998, the record date for the 1998 Annual Meeting, the person making the request beneficially owned share(s) of the Class A Common Stock or the Class B Common Stock of the Company. The written request should be directed to: Carmike Cinemas, Inc., 1301 First Avenue, Columbus, Georgia 31901-2109, Attention: John
O. Barwick, III, Vice President-Finance.

                             YOUR VOTE IS IMPORTANT

         You are encouraged to let us know your preference by marking the appropriate boxes on the enclosed proxy card.

                                                                      APPENDIX A







                              CARMIKE CINEMAS, INC.
                         1998 CLASS A STOCK OPTION PLAN








                 Effective as of the 15th day of January, 1998.

                              CARMIKE CINEMAS, INC.
                         1998 CLASS A STOCK OPTION PLAN


                                    ARTICLE I

         1.1 Name and Purpose. The name of this Plan is the "Carmike Cinemas, Inc. 1998 Class A Stock Option Plan" (the "Plan"). Its purposes are (a) to maximize the long-term success of Carmike Cinemas, Inc. (the "Company"), (b) to ensure a balanced emphasis on both current and long-term performance, (c) to enhance Participants' identification with stockholders' interests, and (d) to facilitate the attraction and retention of key individuals with outstanding ability.

         1.2 Definitions. Whenever used in the Plan, the following terms shall have the meaning set forth below:

                  (a) "Board of Directors" or "Board" shall mean the Board of Directors of Carmike Cinemas, Inc. as constituted from time to time.

                  (b) "Change in Control" shall have the meaning ascribed by Section 5.5 hereof.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "Class A Common Stock" shall mean the Company's Class A Common Stock, par value $.03 per share.

                  (e) "Committee" shall mean a committee of the Board's members or an officer of the Company as designated by the Board as set forth in
Section 2.1(a).

                  (f) "Company" shall mean Carmike Cinemas, Inc. or any successor thereto.

                  (g) "Disability" shall mean total and permanent disability as defined in Code Section 22(e).

                  (h) "Employee" shall mean any person who is currently a common law employee of the Company or any of its Subsidiaries.

                  (i) "Effective Date" shall mean the 15th date of January, 1998, subject, in the case of Incentive Stock Options, to approval by the stockholders of the Company at a meeting held within twelve (12) months following the date of adoption by the Board.

                  (j) "Fair Market Value" or "FMV" shall mean the fair market value of the Class A Common Stock, which shall be determined as follows:

                           (i) if the Class A Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ National Market, its fair market value shall be the closing sale price of the Class A Common Stock, as quoted on such exchange (or the exchange with the greatest volume of trading) on the trading day preceding the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (ii) if the Class A Common Stock is not traded on an exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board.

         In no event shall the Fair Market Value equal less than the par value of the Class A Common Stock.

                  (k) "Incentive Stock Option" shall mean a stock option within the meaning of Section 422 of the Code granted pursuant to Section 4.1 hereof.

                  (l) "Nonqualified Stock Option" shall mean an Option, other than an Incentive Stock Option, granted pursuant to Section 4.1 hereof.

                  (m) "Option" shall mean, individually and collectively, an Incentive Stock Option or a Nonqualified Stock Option to purchase Class A Common Stock.

                  (n) "Option Price" shall mean the price per share of Class A Common Stock set by the Board upon the grant of an Option.

                  (o) "Parent" shall mean any corporation which qualifies as a parent of the Company under the definition of "parent corporation" under Code Section 424(e).

                  (p) "Participant" shall mean any person who satisfies the criteria set forth in Article III hereof.

                  (q) "Person" shall mean any individual, partnership, association, corporation, trust or other legal entity.

                  (r) "Separation Date" shall mean, as determined by the Board, the date of a Participant's Termination.

                  (s) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Code Section 424(f).

                  (t) "Termination" shall mean the termination of a Participant's employment by the Company, the termination of a Participant's service as a director (including service as a honorary director or director emeritus) of the Company and the termination of a Participant's engagement as a consultant to the Company, as applicable. Transfer of employment, service as a director or engagement as a consultant to a Parent or Subsidiary shall not constitute a Termination. Whether any leave of absence shall constitute Termination for purposes of this Plan shall be determined in each case by the Board at its sole discretion.

         Where the context requires, words in the masculine gender shall include the feminine and neuter genders, words in the singular shall include the plural, and words in the plural shall include the singular.

         1.3 Plan Duration. The Plan shall remain in effect for ten (10) years from the Effective Date or until terminated by the Board, whichever comes first.


                                   ARTICLE II

         2.1      Plan Administration.

                  (a) The Plan shall be administered by the Board. The Board is authorized to establish such rules and to appoint such agents as it deems appropriate for the proper administration of the Plan, and to make such determinations (which shall be sufficiently evidenced if set forth in any written action of the Board or in any written stock option agreement) and to take such steps in connection with the Plan or the benefits provided hereunder as it deems necessary or advisable. The Board also is authorized to delegate to a Committee of its members or to any officer of the Company any or all of its authority under this Plan, including any or all of its rights or obligations hereunder.

                  (b) The Board shall have the authority, in its sole discretion and from time to time to take the following actions:

                           (i) select those individuals who meet the participation requirements of the Plan;

                           (ii) grant Options provided by the Plan in such form and amount as the Board shall determine;

                           (iii) impose such limitations, restrictions and conditions upon any such Options as the Board shall deem appropriate; and

                           (iv) interpret the Plan, adopt, amend and rescind rules and regulations related to the Plan, and make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

                  (c) The decision of the Board with respect to any question arising as to the grant of an Option to a Participant in the Plan, the term, form and amount of Options under the Plan, or any other matter concerning the Plan shall be final, conclusive, and binding on both the Company and the Participants.


                                   ARTICLE III

         3.1 Eligibility. The Participants in the Plan shall be selected by the Board from the directors, officers and key Employees of the Company, or a consultant, advisor or other person providing services to the Company or its Subsidiaries who occupy responsible managerial, professional or advisory positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of Options, the Board shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company or its Subsidiaries and past and potential contributions to the Company's profitability and sound growth. The Board may also grant "Substitute Awards" under the Plan in substitution for stock and stock based awards held by persons who are or were directors, officers or employees of another corporation which merges or consolidates with, or the stock or property of which other corporation is acquired by the Company or a Subsidiary. The Board may direct that the Substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances. Participants who are not otherwise Employees may receive Nonqualified Stock Options but may not receive Incentive Stock Options under the Plan.


                                   ARTICLE IV

         4.1 Options. The Board shall determine the forms and amounts of Options for Participants. All Options shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board deems appropriate. Options under the Plan need not be uniform and Incentive Stock Options and Nonqualified Stock Options may be granted together in one agreement. Options may take the following forms, in the Board's sole discretion:

                  (a)      Incentive Stock Options.

                           (i) The Board may grant Incentive Stock Options within the meaning of Code Section 422 to purchase Class A Common Stock. In addition to other restrictions contained in the Plan, an Incentive Stock Option (1) shall not be exercised more than ten (10) years following the date of grant, (2) shall not have an Option Price less than the FMV of Class A Common Stock on the date the Incentive Stock Option is granted, (3) shall otherwise comply with Code Section 422, and
                  (4) shall be designated in writing as an "Incentive Stock Option" by the Board. The date an Incentive Stock Option is granted shall mean the date selected by the Board as of which the Board allots a specific number of shares to a Participant pursuant to the Plan. Notwithstanding the foregoing, the Option Price of an Incentive

                  Stock Option granted to any owner of 10% or more of the total combined voting power of the Company, its Parent or Subsidiaries shall be no less than 110% of FMV on the date of grant and such Option shall not be exercisable after the expiration of five years from the date of its grant. No Incentive Stock Option shall be granted to any Participant who is not otherwise an Employee.

                           (ii) The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option, stating the number of shares of Class A Common Stock subject to the Incentive Stock Option evidenced thereby and conditions and restrictions on the exercise of the Option imposed by the Plan or the Board and in such form as the Board may from time to time determine.

                  (b)      Nonqualified Stock Options.

                           (i) The Board may grant Nonqualified Stock Options to purchase Class A Common Stock which are not intended to qualify as Incentive Stock Options under Code
                  Section 422 and which are designated in writing by the Board as "Nonqualified Stock Options." At the time of the grant, the Board shall determine the Option exercise period, the Option Price, and such other conditions or restrictions on the exercise of the Nonqualified Stock Option as the Board deems appropriate.

                           (ii) The Board shall cause the Company to enter into a written Nonqualified Stock Option Agreement with the Participant stating that the Options are Nonqualified Stock Options, the number of shares of Class A Common Stock subject to the Nonqualified Stock Option, any conditions and restrictions on the exercise of the Option imposed by the Plan or the Board, and in such form as the Board shall from time to time determine.

         4.2 Option Exercise. Except as otherwise provided in Article V hereof, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an Employee of the Company, its Parent or Subsidiary. Options may be exercised in whole at any time, or in part from time to time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company's Secretary at the Company's principal office, along with payment in full to the Company at said office of the amount of the Option Price for the number of shares of Class A Common Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option Price, the Participant shall pay to the Company in cash or in Class A Common Stock, the full amount, if any, that the Company is required to withhold or pay under federal or state law with respect to the exercise of the Option. Alternatively, the number of shares delivered by the Company upon exercise of the Option shall be appropriately reduced to reimburse the Company for such payment.

         4.3      Payment.

                  (a) Except as otherwise provided below in Section 4.3(b), payment of the purchase price upon exercise of any Option granted under this Plan shall be made

                           (i) in cash or by optionee's personal check, certified check or bank draft, payable to the order of the Company in lawful money of the United States;

                           (ii) with shares of Class A Common Stock already owned by the optionee (only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the Option Price); or

                           (iii) through a "cashless exercise" procedure involving a broker or dealer approved by the Board, provided that the Participant has delivered an irrevocable notice of exercise (the "Notice") to the broker or dealer and such broker or dealer agrees: (x) to sell immediately the number of shares of Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (y) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (z) to pay to the Participant the balance of the proceeds of the sale of such shares over the amount determined under clause (y) of this sentence, less applicable commissions and fees; provided, however, that the Board may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T of the Securities Exchange Act of 1934, as amended.

                  (b) In its discretion, the Board may also permit a Participant to exercise an Option through any alternative method, provided that such alternative method of exercise be specifically set forth in the stock option agreement relating to such Option.

                  (c) In the event the Option Price is paid in whole or in part with shares of Class A Common Stock such shares shall be valued at their FMV as of the date of exercise of the Option. Such shares shall be delivered along with any portion to be paid in cash or by promissory note within five (5) days after the date of exercise. If the Participant fails to pay the Option Price within such five (5) day period, the Board shall have the right to take whatever action it deems appropriate, including terminating the Option or voiding the exercise of the Option. The Company shall not issue or transfer Class A Common Stock upon the exercise of an Option until the Option Price is paid in full.

                                    ARTICLE V

         5.1 Termination. Except as provided in this Article V or except as otherwise determined by the Board, all Options under the Plan shall terminate upon the Termination of the Participant as of the Participant's Separation Date.

         5.2 Death of a Participant. In the event of the death of a Participant prior to the exercise of all Options granted to such Participant, all unexercised Options shall become immediately exercisable and the administrator of the deceased Participant's estate, the executor under his or her will, or the person(s) to whom the Options shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession shall have the right, within one year from the date of such Participant's death, but not beyond the expiration date of the Options, to exercise such Options.

         5.3 Retirement or Termination. In the event of the Termination of a Participant prior to the exercise of Options granted to the Participant pursuant to this Plan, such Participant shall have the right, within three (3) months of his Separation Date (or such longer period as determined by the Board and set forth in such Participant's Option Agreement), but not beyond the expiration date of such Options, to exercise such Nonqualified Stock Options, to the extent exercisable on his Separation Date; provided, however, if the Option is an Incentive Stock Option, such Option shall only continue to be exercisable as an Incentive Stock Option for a period of three months following the date that the Participant ceases to be an employee of the Company. At the end of such three month period the Option, if not then exercised, shall be treated as a nonqualified stock option.

         5.4      Disability.

                  (a) In the event of the Termination of a Participant by Disability prior to the exercise of all Incentive Stock Options granted to the Participant, all unexercised Incentive Stock Options shall become immediately exercisable and such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date, but not beyond the expiration date of such Incentive Stock Options, to exercise such Incentive Stock Options.

                  (b) In the event of the Termination of a Participant by Disability prior to the exercise of all Nonqualified Stock Options granted to the Participant, all unexercised Nonqualified Stock Options shall become immediately exercisable and such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date (or such longer period as determined by the Board and set forth in such Participant's Option Agreement), but not beyond the expiration date of such Nonqualified Stock Options, to exercise such Nonqualified Stock Options.

         5.5      Change in Control.

                  (a)      In the event of a Change in Control of the Company,

                           (i) all outstanding Options granted hereunder shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, and

                           (ii) such outstanding Options shall remain exercisable for their remaining terms, notwithstanding any other provision of this Plan or the applicable option agreements.

                  (b) A "Change in Control" shall be deemed to have occurred when

                           (i)      any Person (other than

                                    (x) the Company, any Subsidiary of the
                                    Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or

                                    (y) a Class B Holder or a Permitted
                                    Transferee thereof (in each case, as defined in the Company's Restated Certificate of Incorporation),

                  alone or together with its Affiliates and Associates (collectively, an "Acquiring Person"), shall become the Beneficial Owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities,

                           (ii) individuals who, as of the date hereof, constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then in office (collectively, the "Continuing Directors"), cease for any reason to constitute a majority of the Board,

                           (iii) the stockholders of the Company approve a merger, reorganization or consolidation of the Company with any other corporation, in each case, with respect to which, persons who were the stockholders of the Company immediately prior to such merger, reorganization or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities, or

                           (iv) the stockholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that a Change in Control shall not be deemed to have occurred in the event of (i) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (ii) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.


                                  ARTICLE VI

         6.1 Limitation of Shares of Class A Common Stock Available under the Plan.

                  (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Class A Common Stock. The total number of shares of Class A Common Stock available to be granted by the Board as Options to the Participants under the Plan, and the maximum number of shares of Class A Common Stock with respect to which Options may be granted to any Participant during any calendar year, shall not exceed 750,000 shares (which number may be increased by the Board, without stockholder approval, to reflect adjustments pursuant to Section 7.1 below).

                  (b) The grant of Incentive Stock Options and Nonqualified Stock Options shall reduce the available shares by the number of shares subject to such Options.

                  (c) The lapse or cancellation of an Incentive Stock Option or Nonqualified Stock Option shall increase the available shares by the number of shares released from such Option.


                                   ARTICLE VII

         7.1 Adjustment Upon Changes in Capitalization. In the event of any change in the outstanding Class A Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, appropriate adjustments shall be made in the number and kind of shares which may be issued under the Plan, the number and kind of shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Board.

                                  ARTICLE VIII

         8.1 Employment. The establishment of the Plan and Options hereunder shall not be construed as conferring on any Participant any right to continued employment, and the employment of any Participant may be terminated without regard to the effect which such action might have upon him as a Participant.

         8.2 Rights as a Stockholder. The recipient of any Option under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Class A Common Stock are issued to him.

         8.3 Non-Assignability. During the life of the Participant, Options awarded under this Plan shall be exercisable only by such person or by such person's guardian or legal representative.

         8.4 Stockholder Approval. Continuance of the Plan for purposes of granting Incentive Stock Options shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Any Incentive Stock Options granted hereunder shall become effective only upon such stockholder approval. The Board may grant Incentive Stock Options or Nonqualified Stock Options under the Plan prior to such stockholder approval, but until stockholder approval is obtained, no such Option shall be exercisable. In the event that such stockholder approval is not obtained within the period provided above, all Options previously granted pursuant to the Plan shall terminate. If such stockholder approval is obtained at a meeting of stockholders, the Plan must be approved by a majority of the votes cast at such meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company.

         8.5 Amendment, Modification, and Termination of the Plan. The Board may from time to time amend, suspend or discontinue this Plan; provided, however, that subject to the provisions of Section 7.1 hereof, no action of the Board may amend this Plan if such approval would adversely affect the treatment of any Option intended to qualify as an incentive stock option under the Code if obtained without approval by a majority vote of the stockholders having a right to vote thereon being secured.

         8.6 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit, or proceeding against him. Such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         8.7 Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

         8.8 Governing Law. To the extent that federal law shall not be held to have preempted local law, this Plan shall be governed by the laws of the State of Delaware. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.






                            (SIGNATURES ON NEXT PAGE)

         IN WITNESS WHEREOF, the Company has caused the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan to be executed by its duly authorized officer pursuant to resolutions of the Board to be effective as of the 15th day of January, 1998.


                                  CARMIKE CINEMAS, INC.



                                  By:
                                      ---------------------------------
                                      John O. Barwick, III
                                      Vice President -- Finance

                              CARMIKE CINEMAS, INC.
                         1998 CLASS A STOCK OPTION PLAN

                   GRANT OF EMPLOYEE NONQUALIFIED STOCK OPTION

DATE OF GRANT:  JANUARY 15, 1998


         THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Carmike Cinemas, Inc. (the "Company") to _____________________ (the "Grantee"), who is an Employee of the Company or a Subsidiary.

         WHEREAS, the Board of Directors of the Company (the "Board") on January 21, 1998, adopted the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan (the "Plan") effective as of January 15, 1998;

         WHEREAS, the Plan provides for the granting of Nonqualified Stock Options by the Board or the Committee to directors, officers and key employees of the Company and its Subsidiaries and consultants and advisers to the Company to purchase shares of the Class A Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Board considers Grantee to be a person who is eligible for a grant of Nonqualified Stock Options under the Plan, and has determined that it would be in the best interest of the Company to grant the Nonqualified Stock Options documented herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows (capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan):

         1.       Grant of Option.

                  Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Board, hereby grants to Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $27.125 per share. The shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, a Nonqualified Stock Option which is not subject to the provisions of Code Section 422.

         2.       Term of Option.

                  Subject to the further limitations contained herein, this Option shall become 100% exercisable on and after the third anniversary of the Date of Grant.

         3.       Termination of Option.

                  (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Option Term").

                  (b) Upon the Termination (as defined in Section 1.2(t) of the Plan) of Grantee, the Option, to the extent not previously exercised, shall terminate and become null and void upon the terms set forth below. Upon a Termination of Grantee by reason of Disability or death, all unexercised portions of the Option shall become immediately exercisable and the Option may be exercised during the period beginning upon such Termination and ending one year after such date. Upon Termination of Grantee for any other reason, the Option may be exercised during the period beginning upon the date of Termination and ending three months after such date, but only to the extent that the Option was outstanding and exercisable on the date of such Termination. In no event, however, shall any such period extend beyond the Option Term.

                  (c) In the event of Grantee's death, the Option may be exercised by Grantee's legal representative(s) as and to the extent that the Option would otherwise have been exercisable by Grantee, subject to the provisions of Section 3(b) hereof.

         4.       Change in Control.

                  In the event of a Change in Control of the Company (as defined in Section 5.5 of the Plan) and notwithstanding anything to the contrary set forth in this Agreement,

                  (a) the Option shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable by its terms; and

                  (b) the Option shall remain exercisable for its then remaining term.

         5.       Exercise of Options.

                  (a) Grantee may exercise the Option with respect to all or any part of the number of Option Shares that are exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and date of exercise thereof, which date shall be at least five (5) days after the signing of such notice unless an earlier time shall have been mutually agreed upon.

                  (b) Full payment (in U.S. dollars) by Grantee of the Option Price for Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise (i) in cash, (ii) in shares of Class A Common Stock already owned by Grantee (but only to the extent that such exercise of the Option would not result in an accounting compensation change with respect to the shares used to pay the exercise price) having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price, (iii) through a "cashless exercise" procedure involving a broker or dealer approved by the Board, provided that Grantee has delivered an irrevocable notice of exercise (the "Notice") to the broker or dealer and such broker or dealer agrees: (x) to sell immediately the number of shares of Class A Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (y) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (z) to pay to Grantee the balance of the proceeds of the sale of such shares over the amount determined under clause (y) of this sentence, less applicable commissions and fees; provided, however, that the Board may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T of the Securities Exchange Act of 1934, as amended; or (iv) in any combination of the methods set forth above.

                  (c) If Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, Grantee's right to purchase such Option Shares may be terminated by the Company or the exercise of the Option may be ignored, as the Committee in its sole discretion may determine. The date specified in Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

         6.       Adjustment of and Changes in Stock.

                  (a) In the event of any change in the outstanding Class A Common Stock by reason of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of capital stock of the Company, the appropriate adjustments shall be made in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give Grantee any additional benefits under the Option.

                  (b) In the case of a merger of, or a consolidation involving, the Company in which the Company is

                           (i)      not the surviving corporation (the
                           "Surviving Entity") or

                           (ii) becomes a wholly owned subsidiary of the Surviving Entity or parent thereof,

the Option (if not exercised before such date) shall after such merger or consolidation, be exercisable upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or other assets to which a holder of the number of Option Shares purchasable (at the time of such merger or consolidation) upon exercise of such Option, would have been entitled upon such merger or consolidation, and in any such case, if necessary, the provisions set forth in this Agreement with respect to the rights thereafter of the Grantee shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Option.

         7.       No Rights as Shareholders.

                  Grantee shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

         8.       Non-Transferability of Option.

                  During Grantee's lifetime, this Option shall be exercisable only by Grantee or his or her guardian or legal representative.

         9.       Employment Not Affected.

                  The grant of the Option hereunder shall not be construed as conferring on Grantee any right to continued employment, and Grantee's employment may be terminated without regard to the effect which such action might have upon him as a holder of this Option.

         10.      Amendment of Option.

                  The Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law of regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of Grantee.

         11.      Notice.

                  Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices and any notice to Grantee shall be addressed to Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

         12.      Incorporation of Plan by Reference.

                  The Option is granted pursuant to the Plan, the terms and definitions of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.

         13.      Governing Law.

                  To the extent that federal law shall not be held to have preempted local law, this Option shall be governed by the laws of the State of Delaware. If any provision of the Option shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Grant of Nonqualified Stock Option, and Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                    CARMIKE CINEMAS, INC.



                                    By:
                                         --------------------------------------
                                         John O. Barwick, III
                                         Vice President -- Finance



                                    GRANTEE


                                    Signature:
                                             ----------------------------------


                                    Name:
                                             ----------------------------------
                                                      (Print)

                                    Address:
                                             ----------------------------------

                                             ----------------------------------

                                                                           ANNEX


                             CARMIKE CINEMAS, INC.
                               1301 FIRST AVENUE
                         COLUMBUS, GEORGIA  31901-2109

                           CLASS A COMMON STOCK PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 1998

         The undersigned hereby appoints MICHAEL W. PATRICK, JOHN O. BARWICK, III, and LARRY M. ADAMS, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Class A Common Stock of Carmike Cinemas, Inc. held of record by the undersigned on March 19, 1998, at the Annual Meeting of Shareholders of Carmike Cinemas, Inc. to be held at the offices of Troutman Sanders, NationsBank Plaza, 600 Peachtree Street, N.E., 52nd Floor, Atlanta, Georgia 30308, at 11:00 a.m. local time, on Monday, May 11, 1998, and any adjournments thereof.

         1.      Election of Directors:

                 [ ]      FOR all nominees, except as marked below.
                 [ ]      WITHHOLD vote from all nominees.

                 C.L. Patrick, Michael W. Patrick, John W. Jordan, II, Carl L. Patrick, Jr., Carl E. Sanders and David W. Zalaznick.

                 (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

                 ---------------------------------------------------------------

         2. Proposal to adopt the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan.

                            [ ]  FOR    [ ]  AGAINST   [ ]  ABSTAIN

         Management recommends a vote FOR Items 1 and 2.

         3. In their discretion, the proxies are authorized to vote as described in the proxy statement and upon such other business as may properly come before the meeting.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.


Dated:                     , 1998
      ---------------------             ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if Held Jointly


                                        Please sign exactly as name appears on
                                        Stock Certificate.  If stock is held in
                                        the name of two or more persons, all
                                        must sign. When signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, please give full title as
                                        such.  If a corporation, please sign in
                                        full corporate name by President or
                                        other authorized officer.  If a
                                        partnership, please sign in partnership
                                        name by authorized person.

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.